Exhibit 99.1

5300 Town and Country Blvd., Suite 500
Frisco, Texas 75034
Telephone: (972) 668-8800
Contact: Roland O. Burns
Sr. Vice President and Chief Financial Officer
Web Site: www.comstockresources.com

NEWS RELEASE

For Immediate Release

COMSTOCK RESOURCES, INC. REPORTS
FOURTH QUARTER AND ANNUAL 2006 FINANCIAL AND OPERATING RESULTS

FRISCO, TEXAS, February 12, 2007 - Comstock Resources, Inc. ("Comstock" or the "Company") (NYSE: CRK) today reported financial and operating results for the quarter and year ended December 31, 2006. The financial results include the operations of Bois d'Arc Energy, Inc. ("Bois d'Arc Energy" NYSE: BDE) effective January 1, 2006. Pro forma results for the three months and year ended December 31, 2005 assuming Bois d'Arc Energy was included as a consolidated subsidiary have been provided to facilitate comparison of the 2006 results to 2005 results in this press release.

Financial Results for the Three Months and Year Ended December 31, 2006

Comstock reported net income of $8.4 million or 19¢ per diluted share for the three months ended December 31, 2006 as compared to net income of $41.3 million or 96¢ per diluted share in the same quarter of 2005. Results for the fourth quarter of 2005 include an unrealized gain on derivatives of $9.8 million. Without this item Comstock would have reported net income of $35.5 million or 82¢ per diluted share for the fourth quarter of 2005. Lower natural gas prices caused oil and gas sales in the fourth quarter of 2006 to decrease by 11% to $126.8 million as compared to pro forma consolidated sales of $142.2 million in the same period last year. Comstock generated $80.8 million in consolidated operating cash flow (before changes in working capital accounts) in 2006's fourth quarter, which represents an 18% decrease from 2005's fourth quarter pro forma consolidated cash flow of $98.4 million. EBITDAX or earnings before interest, taxes, depreciation, depletion, amortization, exploration expense and other noncash expenses was $92.7 million in 2006's fourth quarter as compared to 2005's pro forma consolidated third quarter EBITDAX of $107.4 million.

For the year ended December 31, 2006, Comstock's oil and gas sales increased $62.7 million or 14% to $511.9 million from pro forma consolidated sales of $449.2 million in 2005. Net income for the year ended December 31, 2006 was $70.7 million, or $1.61 per diluted share, as compared to net income of $60.5 million or $1.47 per diluted share in 2005. Net income for the year ended December 31, 2006 includes unrealized gains on derivative financial instruments of $11.2 million and the impact of the new Texas business tax of $1.3 million. Without these items, Comstock would have reported net income of $64.6 million or $1.48 per diluted share. Excluding the one time adjustments to reflect Bois d'Arc Energy's conversion to a corporation and its initial public offering and unrealized losses on derivatives, Comstock's net income for the year ended December 31, 2005 would have been $91.0 million, or $2.21 per diluted share. Operating cash flow (before changes in working capital accounts) generated by Comstock was $348.5 million during 2006 as compared to pro forma consolidated cash flow of $312.8 million for the same period in 2005. For the year ended December 31, 2006, EBITDAX was $387.4 million as compared to pro forma consolidated EBITDAX of $352.1 million for 2005.

Production in the fourth quarter of 2006 totaled 18.2 Bcf equivalent of natural gas ("Bcfe"), a 33% increase from 2005's pro forma consolidated production of 13.6 Bcfe. For the year ended December 31, 2006 production totaled 67.3 Bcfe, an increase of 22%, as compared to pro forma consolidated production in 2005 of 55.0 Bcfe.

The Company's realized natural gas price averaged $6.47 per Mcf in 2006's fourth quarter which was significantly lower than the average price of $10.75 per Mcf in 2005's fourth quarter. Realized oil prices in the fourth quarter of 2006 averaged $54.51 per barrel as compared to $54.36 per barrel for the fourth quarter of 2005. For the year ended December 31, 2006, Comstock's realized natural gas price averaged $6.95 per Mcf as compared to $8.06 per Mcf in 2005. Comstock's realized oil price in 2006 was $60.93 per barrel as compared to $51.50 per barrel in 2005.

2006 Drilling Results

Comstock made capital expenditures of $288.7 million during 2006 for its onshore acquisition, exploration and development activities and spent an additional $1.1 million on other exploration costs. Onshore, Comstock drilled 122 onshore wells (89.6 net) in 2006. 117 (85.7 net) of the wells drilled were development wells and five (4.0 net) were exploratory. 113 of the development wells were successful and three (2.0 net) of the exploratory wells were successful. Comstock's drilling success rate for its onshore drilling program was 95% in 2006.

Comstock drilled 88 wells (69.3 net) in its East Texas/North Louisiana region. All but two of these were successful. These wells have been tested at a per well average rate of 1.4 million cubic feet of gas equivalent ("Mmcfe") per day. In 2007, Comstock plans to drill 116 (88.6 net) development wells in this region and currently has seven drilling rigs working in this region. In its South Texas region, Comstock drilled ten (4.3 net) successful wells in 2006. These wells have been tested at a per well average rate of 5.6 Mmcfe per day. In 2007, Comstock plans to drill 21 (11.5 net) wells in this region. Comstock drilled 24 wells (16.0 net) in its other regions during 2006. Seven (1.1 net) of the wells drilled were coal bed methane wells in the San Juan Basin in New Mexico. All but one of these were successful. These wells have been tested at a per well average rate of 0.9 Mmcfe per day. Comstock drilled eleven (10.5 net) wells in Mississippi. Nine of the eleven were successful and two were dry holes. These wells have been tested at a per well average rate of 153 barrels of oil per day. The remaining six (4.4 net) successful wells were drilled in Arkansas and Oklahoma. All but one of these were successful. In 2007, Comstock plans to drill 18 (16.4 net) wells in Mississippi and 15 (2.4 net) wells in certain of its other fields.

Comstock's offshore operations are conducted exclusively through its ownership of Bois d'Arc Energy. Bois d'Arc Energy made capital expenditures of $244.6 million during 2006 for its acquisition, exploration and development activities and spent an additional $4.6 million on geological and geophysical costs primarily for 3-D seismic data acquisition. Bois d'Arc successfully replaced 166% of 2006's production primarily through its 2006 drilling program. In 2006, Bois d'Arc Energy drilled ten (8.7 net) successful wells out of a total of 13 (11.2 net) wells drilled with three (2.5 net) dry holes. The largest discoveries made in 2006 included a well drilled at South Pelto 22, which proved up the "Sockeye" prospect and a discovery at Ship Shoal block 111, which proved up the "Steelhead" prospect.

This press release may contain "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements are based on management's current expectations and are subject to a number of factors and uncertainties which could cause actual results to differ materially from those described herein. Although the Company believes the expectations in such statements to be reasonable, there can be no assurance that such expectations will prove to be correct.

Comstock Resources, Inc. is a growing independent energy company based in Frisco, Texas and is engaged in oil and gas acquisitions, exploration and development primarily in Texas, Louisiana and the Gulf of Mexico through its ownership in Bois d'Arc Energy, Inc. (NYSE: BDE). The Company's stock is traded on the New York Stock Exchange under the symbol CRK.

COMSTOCK RESOURCES, INC.
CONSOLIDATED OPERATING RESULTS
(In thousands, except per share amounts)

	Three Months Ended December 31,			Twelve Months Ended December 31,
		2005			2005
	2006	As Reported	Pro Forma(1)	2006	As Reported	Pro Forma(1)

Oil and gas sales	$126,775	$93,366	$142,207	$511,928	$303,336	$449,242
Operating expenses:
Oil and gas operating	29,083	14,097	26,862	107,303	50,966	81,356
Exploration	3,470	16	6,294	20,132	19,725	33,693
Depreciation, depletion and amortization	49,465	15,970	24,923	153,922	63,338	95,977
Impairment	275	—	590	10,444	3,400	3,990
General and administrative, net	9,031	5,518	8,580	31,769	16,533	24,017

Total operating expenses	91,324	35,601	67,249	323,570	153,962	239,033

Income from operations	35,451	57,765	74,958	188,358	149,374	210,209

Other income (expenses):
Interest income	288	155	203	1,012	1,604	610
Other income	165	36	86	781	209	209
Interest expense	(9,107)	(4,773)	(5,461)	(27,429)	(20,272)	(21,365)
Loss on disposal of assets	—	—	—	—	—	(89)
Gain on sale of stock by Bois d'Arc Energy	—	—	—	—	28,797	28,797
Gain (loss) on derivatives	108	7,489	7,489	10,716	(13,556)	(13,556)

Total other income (expenses)	(8,546)	2,907	2,317	(14,920)	(3,218)	(5,394)

Income before income taxes, minority interest
and equity in earnings of Bois d'Arc Energy	26,905	60,672	77,275	173,438	146,156	204,815
Provision for income taxes	(12,492)	(24,346)	(30,511)	(74,339)	(35,815)	(161,623)
Equity in (earnings) loss of Bois 'Arc
Energy	—	5,005	—	—	(49,862)	—
Minority interest in earnings (loss) of
Bois d'Arc Energy	(6,001)	—	(5,433)	(28,434)	—	17,287

Net income	$8,412	$41,331	$41,331	$70,665	$60,479	$60,479

Net income per share:
Basic	$0.20	$0.99	$0.99	$1.67	$1.54	$1.54
Diluted	$0.19	$0.96	$0.96	$1.61	$1.47	$1.47

Weighted average common and common stock
equivalent shares outstanding:
Basic	42,493	41,652	41,652	42,220	39,216	39,216
Diluted	43,707	43,114	43,114	43,556	41,154	41,154

(1) Pro forma amounts include Bois d'Arc Energy as a consolidated subsidiary.

COMSTOCK RESOURCES, INC.
CONSOLIDATED OPERATING RESULTS
(In thousands)

	Three Months Ended December 31,			Twelve Months Ended December 31,
		2005			2005
	2006	As Reported	Pro Forma(1)	2006	As Reported	Pro Forma(1)
Cash flow from operations:
Net cash provided by operating activities	$90,305	$62,700	$93,747	$364,605	$217,954	$322,744
Excess tax benefit from stock based
compensation	5,296		—	6,218		—
Increase in accounts receivable	13,691	8,289	23,813	2,917	13,030	32,216
Increase (decrease) in other current assets	(3,665)	1,043	(2,303)	(3,526)		2,119
Increase in accounts payable and					(616)
accrued expenses	(24,819)	(2,994)	(16,882)	(21,666)	(14,079)	(44,315)
Cash flow from operations	$80,808	$69,038	$98,375	$348,548	$216,289	$312,764

EBITDAX:
Net income	$8,412	$41,331	$41,331	$70,665	$60,479	$60,479
Interest expense	9,107	4,773	5,461	27,429	20,272	21,365
Income tax expense	12,492	24,346	30,511	74,339	35,815	161,623
Depreciation, depletion and amortization	49,465	15,970	24,923	153,922	63,338	95,977
Exploration expense	3,470	16	6,294	20,132	19,725	33,693
Other non-cash items:
Impairment	275	—	590	10,444	3,400	3,990
Loss on disposal of assets	—	—	—	—	—	89
Minority interest in earnings
(loss) of Bois d'Arc Energy	6,001	—	5,433	28,434	—	(17,287)
Equity in (earnings) loss of
Bois d'Arc Energy	—	(5,005)	—	—	49,862	—
Gain on sale of stock by Bois d'Arc
Energy	—	—	—	—	(28,797)	(28,797)
Stock-based compensation	3,415	1,224	2,693	13,249	5,419	9,885
Unrealized (gain) loss on derivatives	69	(9,818)	(9,818)	(11,242)	11,087	11,087
EBITDAX	$92,706	$72,837	$107,418	$387,372	$240,600	$352,104

	As of December 31,
		2005
	2006	As Reported	Pro Forma(1)
Balance Sheet Data:
Cash and cash equivalents	$10,715	$89	$12,132
Other current assets	88,113	52,681	90,686
Property and equipment, net	1,773,626	706,928	1,368,859
Investment in Bois d'Arc Energy	—	252,134	—
Other	5,671	4,831	5,630
Total assets	$1,878,125	$1,016,663	$1,477,307

Current liabilities	$151,861	$68,117	$134,399
Long-term debt	455,000	243,000	312,000
Deferred income taxes	311,236	119,481	242,737
Asset retirement obligation	57,116	3,206	38,240
Minority interest in Bois d'Arc Energy	220,349	—	167,072
Stockholders' equity	682,563	582,859	582,859
Total liabilities and stockholders' equity	$1,878,125	$1,016,663	$1,477,307

(1) Pro forma amounts include Bois d'Arc Energy as a consolidated subsidiary.

COMSTOCK RESOURCES, INC.
OPERATING RESULTS
($ In thousands, except per unit amounts)

				Pro Forma Consolidated
	For the Three Months Ended December 31, 2006			For the Three Months ended December 31, 2005
	Onshore(1)	Bois d'Arc Energy	Total	Onshore(1)	Bois d'Arc Energy	Pro Forma Total(2)
Oil production (thousand barrels)	225	350	575	234	199	433
Gas production (million cubic
feet - Mmcf	7,944	6,795	14,739	7,868	3,178	11,046
Total production (Mmcfe)	9,296	8,894	18,190	9,270	4,368	13,638

Oil sales	$11,147	$20,206	$31,353	$11,725	$11,770	$23,495
Gas sales	49,354	46,068	95,422	81,641	37,071	118,712
Total oil and gas sales	$60,501	$66,274	$126,775	$93,366	$48,841	$142,207

Average oil price (per barrel)	$49.46	$57.77	$54.51	$50.17	$59.29	$54.36
Average gas price (per thousand
cubic feet - Mcf)	$6.21	$6.78	$6.47	$10.38	$11.67	$10.75
Average price (per Mcf equivalent)	$6.51	$7.45	$6.97	$10.07	$11.18	$10.43
Lifting cost	$13,482	$15,601	$29,083	$14,097	$12,765	$26,862
Lifting cost (per Mcf equivalent)	$1.45	$1.75	$1.60	$1.52	$2.92	$1.97
Oil and Gas Capital Expenditures	$75,790	$52,812	$128,602	$26,864	$63,839	$90,703

				Pro Forma Consolidated
	For the Year Ended December 31, 2006			For the Year ended December 30, 2005
	Onshore(1)	Bois d'Arc Energy	Total	Onshore(1)	Bois d'Arc Energy	Pro Forma Total(2)
Oil production (thousand barrels)	921	1,383	2,304	735	1,155	1,890
Gas production (million cubic
feet - Mmcf)	30,271	23,183	53,454	28,742	14,896	43,638
Total production (Mmcfe)	35,797	31,481	67,278	33,151	21,825	54,976

Oil sales	$50,955	$89,421	$140,376	$36,259	$61,064	$97,323
Gas sales	206,263	165,289	371,552	228,547	123,372	351,919
Total oil and gas sales	$257,218	$254,710	$511,928	$264,806	$184,436	$449,242

Average oil price (per barrel)	$55.32	$64.66	$60.93	$49.34	$52.88	$51.50
Average gas price (per thousand
cubic feet - Mcf)	$6.81	$7.13	$6.95	$7.95	$8.28	$8.06
Average price (per Mcf equivalent)	$7.19	$8.09	$7.61	$7.99	$8.45	$8.17
Lifting cost	$53,903	$53,400	$107,303	$44,267	$37,089	$81,356
Lifting cost (per Mcf equivalent)	$1.51	$1.70	$1.59	$1.34	$1.70	$1.48
Oil and Gas Capital Expenditures	$288,729	$244,610	$533,339	$323,953	$187,562	$511,515

(1) Includes the onshore results of operations of Comstock Resources, Inc.
(2) Pro forma amounts include Bois d'Arc Energy as a consolidated subsidiary.

COMSTOCK RESOURCES, INC.
REGIONAL ONSHORE OPERATING RESULTS
($ In thousands, except per unit amounts)

	For the Three Months ended December 31, 2006				For the Three Months Ended December 31, 2005
	East Texas/				East Texas/
	North	South		Total	North	South		Total
	Louisiana	Texas	Other	Onshore	Louisiana	Texas	Other	Onshore
Oil production (thousand barrels)	28	45	152	225	34	61	139	234
Gas production (million cubic
feet - Mmcf)	4,775	2,345	824	7,944	4,276	2,008	1,584	7,868
Total production (Mmcfe)	4,941	2,613	1,742	9,296	4,478	2,371	2,421	9,270

Oil sales	$1,658	$2,547	$6,942	$11,147	$2,060	$3,562	$6,103	$11,725
Gas sales	29,304	15,179	4,871	49,354	45,013	21,755	14,873	81,641
Total oil and gas sales	$30,962	$17,726	$11,813	$60,501	$47,073	$25,317	$20,976	$93,366

Average oil price (per barrel)	$59.21	$56.60	$45.67	$49.46	$60.59	$58.39	$43.91	$50.17
Average gas price (per thousand
cubic feet - Mcf)	$6.14	$6.47	$5.91	$6.21	$10.53	$10.83	$9.39	$10.38
Average price (per Mcf
equivalent)	$6.27	$6.78	$6.78	$6.51	$10.51	$10.68	$8.66	$10.07
Lifting cost(1)	$5,878	$3,842	$3,762	$13,482	$6,123	$4,955	$3,019	$14,097
Lifting cost (per Mcf equivalent)	$1.19	$1.47	$2.16	$1.45	$1.37	$2.09	$1.25	$1.52

Oil and Gas Capital Expenditures:
Acquisitions	$—	$—	$—	$—	$58	$—	$—	$58
Leasehold costs	127	(1,266)	1,132	(7)	803	463	423	1,689
Exploratory drilling	—	5,964	1,737	7,701	—	20	1	21
Development drilling	53,511	2,634	8,070	64,215	19,460	3,289	(1,553)	21,196
Other development	1,987	1,378	516	3,881	1,721	424	1,755	3,900
Total	$55,625	$8,710	$11,455	$75,790	$22,042	$4,196	$626	$26,864

(1) Includes production taxes of $2,551 and $3,893 for the three months ended December 31, 2006 and 2005, respectively.

	For the Year ended December 31, 2006				For the Year Ended December 31, 2005
	East Texas/				East Texas/
	North	South		Total	North	South		Total
	Louisiana	Texas	Other	Onshore	Louisiana	Texas	Other	Onshore
Oil production (thousand barrels)	117	209	595	921	97	239	399	735
Gas production (million cubic
feet - Mmcf)	17,850	9,073	3,348	30,271	14,130	10,155	4,457	28,742
Total production (Mmcfe)	18,550	10,328	6,919	35,797	14,710	11,586	6,855	33,151

Oil sales	$7,295	$13,332	$30,328	$50,955	$5,243	$12,957	$18,059	$36,259
Gas sales	119,106	65,594	21,563	206,263	114,186	79,720	34,641	228,547
Total oil and gas sales	$126,401	$78,926	$51,891	$257,218	$119,429	$92,677	$52,700	$264,806

Average oil price (per barrel)	$62.35	$63.79	$50.97	$55.32	$54.05	$54.21	$45.26	$49.34
Average gas price (per thousand
cubic feet - Mcf)	$6.67	$7.23	$6.44	$6.81	$8.08	$7.85	$7.77	$7.95
Average price (per Mcf
equivalent)	$6.81	$7.64	$7.50	$7.19	$8.12	$8.00	$7.69	$7.99
Lifting cost(2)	$23,107	$14,612	$16,184	$53,903	$17,823	$14,847	$11,597	$44,267
Lifting cost (per Mcf equivalent)	$1.25	$1.41	$2.34	$1.51	$1.21	$1.28	$1.69	$1.34

Oil and Gas Capital Expenditures:
Acquisitions	$912	$60,707	$—	$61,619	$128,455	$—	$73,334	$201,789
Leasehold costs	620	6,358	2,955	9,933	1,415	2,123	1,530	5,068
Exploratory drilling	—	6,039	1,737	7,776	—	14,933	277	15,210
Development drilling	145,036	14,537	28,558	188,131	71,516	10,103	5,681	87,300
Other development	13,307	2,374	5,589	21,270	8,632	1,567	4,387	14,586
Total	$159,875	$90,015	$38,839	$288,729	$210,018	$28,726	$85,209	$323,953

(2) Includes production taxes of $11,341 and $11,344 for the years ended December 31, 2006 and 2005, respectively.